UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 27, 2009
United Western Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Colorado
(State or Other Jurisdiction of Incorporation)

0-21231	84-1233716
(Commission File Number)	(IRS Employer Identification No.)

700 Seventeenth Street, Suite 2100 Denver, Colorado	80202
(Address of Principal Executive Offices)	(Zip Code)

(303) 595-9898
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Statement Regarding Forward-Looking Statements

The current report on Form 8-K and the exhibits hereto contain certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to significant risks and uncertainties.  Forward-looking statements include information concerning our future results, interest rates, loan and deposit growth, operations, community bank implementation and business strategy. These statements often include terminology such as “may,” “will,” “expect,” “anticipate,” “predict,” “believe,” “plan,” “estimate,” “continue,” “could,” “should,” “would,” “believe,” “intend,” “projects,” or the negative thereof or other variations thereon or comparable terminology and similar expressions.  As you consider forward-looking statements, you should understand that these statements are not guarantees of performance or results.  They involve risks, uncertainties and assumptions that could cause actual results to differ materially from those in the forward-looking statements.  These factors include, but are not limited to: the ability of counterparties to perform their obligations to United Western Bancorp, Inc. (the “Company”) and its subsidiaries, under the APA (as defined below) and related agreements as described in Item 1.01 and Item 7.01 hereof; the successful implementation of our community banking strategies, the ability to secure, timing of, and any conditions imposed thereon of any, regulatory approvals or consents for new branches or other contemplated actions, including the transactions contemplated by the APA; the availability of suitable and desirable locations for additional branches; the continuing strength of our existing business, which may be affected by various factors, including but not limited to interest rate fluctuations, level of delinquencies, defaults and prepayments, increased competitive challenges, and expanding product and pricing pressures among financial institutions; changes in financial market conditions, either internationally, nationally or locally in areas in which we conduct our operations, including without limitation, reduced rates of business formation and growth, commercial and residential real estate development, real estate prices and other recent problems in the commercial and residential real estate markets; demand for loan products and financial services; unprecedented fluctuations in markets for equity, fixed-income, commercial paper and other securities, including availability, market liquidity levels, and pricing; increases in the levels of losses, customer bankruptcies, claims and assessments; the extreme levels of volatility and limited credit currently being experienced in the financial markets; changes in political and economic conditions, including the economic effects of terrorist attacks against the United States and related events; legal and regulatory developments, such as changes in fiscal, monetary, regulatory, trade and tax policies and laws, including policies of the U.S. Department of Treasury and the Federal Reserve Board; our participation, or lack thereof, in governmental programs implemented under the Emergency Economic Stabilization Act (“EESA”), including without limitation the Troubled Asset Relief Program (“TARP”) and the Capital Purchase Program (“CPP”), and the impact of such programs and related regulations on our business and on international, national, and local economic and financial markets and conditions; and the risks and uncertainties discussed elsewhere and/or set forth from time to time in our other periodic reports, filings, and public statements.   There can be no assurance that the EESA will have a beneficial impact on the financial markets, including current extreme levels of volatility. To the extent the market does not respond favorably to the TARP or CPP or the TARP or CPP does not function as intended, our business may not receive the anticipated positive impact from the legislation.  In addition, the U.S. Government, Federal Reserve and other governmental and regulatory bodies have taken or are considering taking other actions to address the financial crisis.  We cannot predict whether or when such actions may occur or what impact, if any, such actions could have on our business, results of operations and financial condition and we may become subject to new or heightened legal standards and regulatory requirements, practices or expectations which may impede our profitability or affect our financial condition.  Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in forward-looking statements is contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 and in the Company’s other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this Form 8-K.

Any forward-looking statements made by the Company speak only as of the date on which the statements are made and are based on information known to the Company at that time.  The Company does not intend to update or revise the forward-looking statements made in this Form 8-K after the date on which they are made to reflect subsequent events or circumstances, except as required by law.

ITEM 1.01                      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

In connection with the completion of the disposition by Sterling Trust Company, a trust company organized under the laws of the State of Texas and a wholly-owned subsidiary of the Company (“Sterling”), of certain of its assets associated with Sterling’s self-directed IRA and qualified employee benefit plan business (the “Transferred Business”), as reported in Item 7.01 below, and as partial consideration for the sale of such assets, Sterling has entered into a loan and security agreement dated June 27, 2009 (the “Loan Agreement”) with Equity Trust Company, a South Dakota corporation ("ETC"), Sterling Administrative Services, LLC, a Texas limited liability company affiliated with ETC ("SAS”), and Equity Administrative Services, LLC, an Ohio corporation that is also affiliated with ETC (“EAS”).  Also in connection with the completion of such disposition of assets, United Western Bank, another wholly-owned subsidiary of the Company, has entered into an amended and restated subaccounting agreement dated June 27, 2009 (the “Subaccounting Agreement”) with ETC, SAS and EAS.

In accordance with the transactions discussed above and as described in more detail under Item 7.01 below, Sterling agreed to finance seventy-five percent (75%) of the purchase price payable by the buyers (ETC and SAS) in connection with such sale, being $46,049,830 (the “Seller Loan”).  The Loan Agreement evidences the Seller Loan which accrues interest at the floating rate of prime (but shall never be less than the prime rate in effect at closing minus one percent nor more than the prime rate in effect on closing plus one percent) and is payable in eighty-four (84) equal monthly installments, with the final maturity of the Seller Loan being June 26, 2016.  The Seller Loan is secured by substantially all of the assets of ETC and SAS and is unconditionally guaranteed by EAS.

United Western Bank has also amended and restated its existing subaccounting agreement with ETC and EAS, which, until such agreement was amended and restated, governed only the custodial deposits of ETC and EAS held at United Western Bank.  The effect of the Subaccounting Agreement, as amended and restated, is, among other things, to (a) extend the term of the subaccounting agreement, (b) make SAS a party to it, (c) during the first three years of the agreement, require that all existing and new custodial deposits held by ETC, SAS and/or EAS be deposited at United Western Bank (up to a certain amount and subject to certain exceptions), and (d) otherwise govern the maintenance of such custodial accounts.

The foregoing description of the Loan Agreement and the Subaccounting Agreement is only a summary and is qualified in its entirety by reference to the full text of such agreements, which are attached as exhibits hereto. The representations and warranties contained in the Loan Agreement and the Subaccounting Agreement were made solely for purposes of allocating contractual risks between the parties and not as a means of establishing facts.  Such representations and warranties may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms and shall not be relied on as factual information at the time they were made or otherwise.  These agreements may have different standards of materiality than under applicable securities laws.

ITEM 7.01  REGULATION FD DISCLOSURE

On June 27, 2009, Sterling consummated the sale of certain of its assets associated with the Transferred Business to ETC and SAS pursuant to that certain Asset Purchase Agreement dated April 7, 2009 (“APA”).  A description of the terms of the APA was previously reported in more detail in the Company’s filing on Form 8-K dated April 7, 2009.  Such descriptions are incorporated by reference.  In accordance with the APA, as the purchase price, ETC and SAS at closing paid Sterling $15,349,943 in cash, entered into the Seller Loan, and assumed certain liabilities of Sterling as specified in the APA (consisting mainly of post-closing contractual obligations under the customer and other agreements assigned to the buyers, as well as accounts payable and accrued expenses of Sterling shown on a working capital statement delivered in connection with the closing).  For purposes of determining the amount of cash paid by the buyers at the closing, Sterling estimated the amount of custodial deposits held by Sterling at closing, as well as its net working capital at closing.  In accordance with the APA, the cash portion of the purchase price is subject to possible adjustment based upon the following:  (i) a possible decrease, if a review of the amount of actual cash custodial deposits held by Sterling at closing determines that such deposits were less than $300,000,000; and (ii) a possible increase or decrease, as the case may be, if a review of the actual net working capital of Sterling at closing determines that such net working capital was greater or less than, as the case may be, an agreed upon level specified in the APA after taking into consideration the estimated purchase price adjustment conducted at the closing based on Sterling’s estimate of closing working capital.

In addition, a copy of the press release announcing the matters described in the preceding paragraph and in Item 1.01 is attached as Exhibit 99.1 and incorporated herein.  The information in this Item 7.01 and the document attached as Exhibit 99.1 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

10.1	Loan and Security Agreement dated June 27, 2009, by and among Sterling Trust Company, Equity Trust Company, Equity Administrative Services, Inc., and Sterling Administrative Services, LLC

10.2
Amended and Restated Subaccounting Agreement dated June 27, 2009, by and among United Western Bank, Equity Trust Company, Equity Administrative Services, Inc., and Sterling Administrative Services, LLC(1)

99.1	Press Release dated June 29, 2009

(1)	Portions of this exhibit have been omitted pursuant to a request for confidential treatment and have been filed separately with the Commission.
.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: June 29, 2009	UNITED WESTERN BANCORP, INC.

By: /s/ Michael J. McCloskey
Name: Michael J. McCloskey
Title: Chief Operating Officer